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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 23, 2002

                               Acterna Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                     000-07438                  04-2258582
(State or other jurisdiction     (Commission File No.)          (IRS Employee
       of incorporation)                                     Identification No.)

                             20410 Observation Drive
                           Germantown, Maryland 20876
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (301) 353-1550

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Item 5.  Other Events.

         On July 23, 2002, Acterna Corporation ("Acterna") issued a press release announcing the extension of the expiration date for the cash tender offers for up to $155 million, on a combined basis, of the outstanding 9 3/4% Senior Subordinated Notes due 2008 of Acterna LLC, a Delaware limited liability company that is wholly-owned by Acterna ("Acterna LLC"). The tender offers, which were commenced on June 24, 2002 and were originally scheduled to expire on July 22, 2002, have been extended to expire at midnight, New York City time, on Monday, August 5, 2002, unless further extended. A copy of the press release relating to the extension of the expiration date for the tender offers is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         Exhibit 99.1: Press Release, dated July 23, 2002, entitled "Acterna Corporation Announces Extension of Expiration Date for Combined Cash Tender Offers for Outstanding Notes of Acterna LLC".


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ACTERNA CORPORATION

Date:  July 23, 2002

                                 By:   /s/  John D. Ratliff
                                       -----------------------------------------
                                       Name:    John D. Ratliff

                                       Title:   Senior Vice President and Chief
                                                Financial Officer


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